100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

Mary Ann Tighe Chief Executive Officer New York Tri-State Region Business Review Day Case Study: CIT Group Inc. May 17, 2006 Exhibit 99.12

→

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 2
Evaluate the following facts and determine what you would do:
June, 2004
A new CEO of a Fortune 500 financial services company
Offices reflect long history of cost containment and thrift
• Split operation with HQ in a suburban, secondary market
• 180,000 RSF “sales” office in Manhattan has a lease expiration of 12/2008
Company seeking to reposition its image / energize its culture
The real estate market for space is tightening rapidly prices are rising
Manhattan lease provides for one, five-year renewal option at FMV
Hypothetical Situation

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 3
Hypothetical Situation
Typical firm would:
2004:  Do nothing
Q3, 2005:  Begin a study to identify strategic occupancy options
2006:  Hire real estate broker to:
• Identify space options for 180,000 RSF
• Target late 2006 / early 2007 for lease signing
Q4, 2008:  Move into new space
Q4, 2008:  Relinquish 180,000 RSF space upon lease expiration

100 A Century of Service
1906 | 2006
CBRE
CB Richard Ellis

CB Richard Ellis | Page 4 Case Study

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 5
CIT Group, Inc.
CIT Group, Inc.
1908 - Founded as Commercial Credit Investment Company.
1984 - Manufacturers Hanover Bank purchased CIT from RCA
2002 - Tyco International spins off CIT in IPO
Fortune 500 Company – NY Stock Exchange listed (CIT)
$10.7 Billion market cap
6,000 employees worldwide

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 6
CIT
Core Business:
• Asset-based lending to mid-cap companies
Business Lines:
• Specialty Finance Commercial (commercial lending/leasing)
• Specialty Finance Consumer  (home lending, student loans, etc.)
• Commercial Services (trade finance—retail and factoring)
• Corporate Finance
• Equipment (middle market equipment lending/leasing)
• Capital (commercial aircraft, rail, project finance, etc.)

CIT

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 7 CIT Headquartered 25 Miles West of Manhattan

News Corporation
FOX NEWS

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 8 CIT 1211 Avenue of the Americas

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 9 2004 2005 2006 CIT June 2004 Peek appointed CEO of CIT

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 10 CIT 2004: New Leadership / New Mandate One CIT Revolutions Per Minute (RPM) Return on Equity (ROE) People Access

June 2(	August 2004
Peek a CEO o(	CBRE engaged

2004 2005 2006

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 11 CIT

June 2(	August	October 2004
Peek a CEO of	CBRE (	Interviews with key CIT leaders

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB Richard Ellis

CB Richard Ellis | Page 12 CIT

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 13 CIT Different types of space for different functions Different levels of profitability in business segments Different nature of personnel Framework For Analysis

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 14 CIT Key Findings Inconsistent space standards Poor cross-selling environment Real estate tarnishes image Outlying headquarters

CB Richard Ellis | Page 15 CIT Strategy Incorporate findings into space planning Improve space/energy Proactively address lease/location issues Contribute to cultural change Maintain cost controls

Glen Ridge
Bloomfield
North Arlington
Secaucus
West New York
North Bergen
Union City
Weehawken
West Orange
City of Orange
East Orange
Kearny
East Newark
Harrison
South Orange
Diamond Mill Pond
Maplewood
Irvington
Newark
Millburn
Springfield
Hillside
Union
Hoboken
Jersey City
New York
Central Park

100 A CENTURY OF SERVICE 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 16
CIT
Options
Renew and restack at 1211 Avenue of the Americas ?
Consolidate NJ and NY offices in one location?
Consider split operation?
Livingston
1211 Avenue of
the Americas

June 2(	August	October 2004	February 2005
Peek a CEO o	CBRE (	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified

2004 **2005** **2006**

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 17 CIT

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 18 CIT “Brand” New Opportunity 505 Fifth Avenue

8th Av
7th Av
Broadway
6th Av
5th Av
Madison Av
Vanderbilt Av
Park Av
Lexington Av
3rd Av
2nd Av
NJ Transit, Greyhound,
Gray Line, all major carriers
Port Authority
Bus Terminal
505
FIFTH
Grand Central
Terminal
42nd St
Metro-North
40th St
NY Airport Limousine Bus
34th St
PATH
NY Water Taxi
Penn.
Station
LIRR, NJ Transit, Amtrak

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 19 CIT Benefits to Enjoy Major Transportation Arteries

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 20 CIT View from CIT space

CB Richard Ellis | Page 21 CIT 505 Issues Expensive Small floorplates Landlord history

CB Richard Ellis | Page 22
CIT
CBRE’s Negotiating Expertise
Extensive coverage of delivery conditions
Late delivery ramifications
Real estate tax protection
Comprehensive expansion rights
Exit strategy

June 2(	August	October 2004	February 2005	June 2005
Peek a CEO o(	CBRE (	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with Jamestown concerning disposition of 1211 space

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 23 CIT

Floor	Elevator Bank	RSF	Tenant	LXD
44		40,826	Sojitz Corp	6/2012
43		40,826	Sojitz Corp / Abbott Capital / Small Tenants	6/2012
42		40,826	JP Morgan Chase	3/2010
41		40,826	JP Morgan Chase	3/2010
40		40,826	JP Morgan Chase	3/2010
39		40,826	JP Morgan Chase	3/2010
38		40,826	JP Morgan Chase	3/2010
37		40,826	JP Morgan Chase	3/2010
36		40,826	JP Morgan Chase	3/2010
35		39,575	JP Morgan Chase	3/2010
34		39,575	Morgan Stanley (sublet from JPMC)	3/2010
33		38,567	RBC/Dain Rauscher	2016
32		38,567	RBC/Dain Rauscher	2016
31		38,567	News Corp	11/2020
30		38,567	Equis / Liberty Bond Services / Bldg Mgt	2008-2010
29		38,567	Schindler Elevator 9,520 / Various Small Tenants	12/2009
28		38,567	News Corp	11/2020
27		39,762	Wachovia Wealth Management / Scura, Rise	2009-2012
26		38,567	Westdestsche Landesbank	6/2010
25		38,567	Westdestsche Landesbank	6/2010
24		38,567	Westdestsche Landesbank	6/2010
23		38,567	Westdestsche Landesbank	6/2010
22		37,500	CIT	12/2008
21		37,500	CIT	12/2008
20		37,500	CIT	12/2008
19		38,567	AICPA (sublet from JPMC)	2019
18		37,500	News Corp	11/2020
17		37,500	News Corp	11/2020
16		37,500	News Corp	11/2020
15		37,500	News Corp	11/2020
14		37,500	News Corp	11/2020
13		34,166	CIT	12/2008
12		34,165	CIT	12/2008
11		0	Mechanical Floor	
10		37,500	News Corp	11/2020
9		37,500	News Corp	11/2020
8		37,500	News Corp	11/2020
7		60,000	News Corp	11/2020
6		60,000	News Corp	11/2020
5		60,000	News Corp	11/2020
4		60,000	News Corp	11/2020
3		60,000	News Corp	11/2020
2		60,000	News Corp	11/2020

100 A Century of Service 1906 | 2006

CBRE CB Richard Ellis

CB Richard Ellis | Page 24 CIT Disposition Challenges 1211 Avenue of the Americas JP Morgan Chase News Corporation CIT

News Corporation

JPMorganChase

ROPES & GRAY

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 25 CIT Disposition Challenges The Players

June 2(	August	October 2004	February 2005	June 200	June 2005
Peek a CEO of	CBRE (	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with concernin of 1211 s	CIT and Stawski sign lease for 130,000 sf at 505 Fifth Avenue

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 26 CIT

June 2(	August	October 2004	February 2005	June 200	June 2005	August 2005
Peek a CEO of	CBRE	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with concernin of 1211 s	CIT and Stav lease for 13(at 505 Fifth A	CBRE and Jamestown exchange proposals to dispose of 1211

2004 2005 2006

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 27 CIT

June 20	Peek a CEO of
August	CBRE
October 2004	Interviews with key CIT leaders
February 2005	505 Fifth Avenue opportunity identified
June 200	Meet with concernin of 1211 s
June 2005	CIT and Stav lease for 130 at 505 Fifth A
August	CBRE a exchan dispose
September 2005	CBRE finds 11 W 42, begins confidential discussions

2004 2005 2006

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 28 CIT

Available
2/2006
2/2006

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 29
CIT
Hiding in Plain Sight
Elevator
Floor Bank RSF Tenant LXD
32 2,197 Available Immed.
31 2,197
Available Immed.
30 7,779 KS Management (3,157)   Tennis Channel (4,622) Various
29 9,834 Goldsmith, Agio & Helms 2010
28 10,466 Robert Allen Group 7/2015
27 10,459 Available
26 20,185    Valentino (16,185)   Marzato USA Corp. (4,000) N/A
25 23,900    Martha Stewart Living Omnimedia 04/2010
24 21,288    Martha Stewart Living Omnimedia 04/2010
23 25,201    Martha Stewart Living Omnimedia 06/2012
22 27,822    Robert Allen Group 6/2012
21 26,618    Michael Kors, Inc 10/2013
20 27,755    Michael Kors, Inc 10/2013
19 30,366   Empire BC & BS (1,536) Cohen, Henessey (6,865) Avail (5,374) Avail (13,218) Various
18 30,520   Empire Blue Cross & Blue Shield 12/2015
17 32,511   Empire Blue Cross & Blue Shield 12/2015
16 32,478   Empire Blue Cross & Blue Shield 12/2015
15 35,309   Springer Publishing Available (14,094 RSF) Oxford 12/2011
14 33,345   Elie Tahari  (sublet from Armani) 12/2011
13 36,502   Available Immed.
12 37,198   Thacher, Proffitt & Wood 2/2006
11 37,261   Thacher, Proffitt & Wood 2/2006
10 33,825    New York University 2016
9 34,093   Sublease Available (9,652 RSF) Thacher, Proffitt & Wood 10/2008
8 37,957   Available (6,850 RSF Immed.)  Martha Stewart Living Omnimedia 4/2010
7 37,455   Available (23,271 RSF 3/2006)   Available (14,183 RSF Immed.)
6 34,220   Syska & Henessy 6/2010
5 34,892   New York University 9/2006
4 35,108   New York University 9/2006
3 34,741   Frankel Group (14,526) Syska & Hennessy /  Electronic Systems (20,215) Various
2 39,659   Tishman Speyer Properties N/A
Available- Direct
Available- Sublease

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 30 CIT Hiding in Plain Sight

JAMESTOWN

TISHMANSPEYER

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 31 Hiding in Plain Sight CIT Disposition Agreements Radio Silence

June 2(	August	October 2004	February 2005	June 200	June 2005	August	September 200	October 2005
Peek a CEO of	CBRE (	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with concernin of 1211 s	CIT and Stav lease for 130 at 505 Fifth /	CBRE a exchan dispose	CBRE finds 11 begins confiden discussions	CIT signs agreement to dispose of space at 1211 in 2006

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 32 CIT

June 2(	August	October 2004	February 2005	June 200	June 2005	August	September 200!	October 2005	December 2005
Peek a CEO of	CBRE (	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with concernin of 1211 s	CIT and Stay lease for 130 at 505 Fifth A	CBRE a exchan dispose	CBRE finds 11 begins confiden discussions	CIT signs agre to dispose of s at 1211 in 200	CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 **2005** **2006**

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 33 CIT

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 34 CIT CBRE Creates CIT Campus in Midtown

January 2005

Begin sale process
for CIT stake
In Waterside Plaza

June 2	August	October 2004	February 2005	June 200	June 2005	August	September 200	October 2005	December 2005
Peek a CEO o	CBRE	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with concernin of 1211 s	CIT and Sta lease for 13 at 505 Fifth	CBRE a exchan dispose	CBRE finds 11 begins confiden discussions	CIT signs agre to dispose of at 1211 in 200	CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 35 CIT

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 36
CIT
Waterside Plaza
Only residential property
on Manhattan’s East River
1471 rental units including
20 town homes
3000 residents
720 car garage
Two acre plaza with
retail shops

100 A CENTURY OF SERVICE 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 37 CIT CIT had 50% interest Sale faced complicated issues • Tax • Legal • Financial CBRE’s New York investment sales team led effort Waterside Plaza

January 2005

Begin sale process
for CIT stake
In Waterside Plaza

August 2005

Sale of CIT's interest in
Waterside Plaza for
$115 million pre-tax gain

June 20	August	October 2004	February 2005	June 200	June 2005	August	September 200	October 2005	December 2005
Peek a CEO of	CBRE	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with concernin of 1211 s	CIT and Sta lease for 130 at 505 Fifth	CBRE a exchang dispose	CBRE finds 11 begins confiden discussions	CIT signs agre to dispose of s at 1211 in 200	CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 38 CIT

June 2(| Peek a CEO o

August | CBRE

October 2004 | Interviews with key CIT leaders

January 2005 | Begin sale process for CIT stake In Waterside Plaza

February 2005 | 505 Fifth Avenue opportunity identified

June 200 | Meet with concernin of 1211 s

June 2005 | CIT and Sta lease for 13 at 505 Fifth

July 2005 | Phoenix – Lease by CIT for 85,000 square feet

August 2005 | Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain

August | CBRE exchan dispose

September 200 | CBRE finds 11 begins confiden discussions

October 2005 | CIT signs agre to dispose of at 1211 in 200

December 2005 | CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 39 CIT

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 40 CIT Europe European Transactions United Kingdom Sweden Netherlands France Italy Germany Ireland

January 2005

Dublin lease signed

July 2005

Phoenix – Lease by CIT for 85,000 square feet

January 2005

Begin sale process for CIT stake In Waterside Plaza

August 2005

Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain

June 2(	August	October 2004	February 2005	June 200	June 2005	August	September 200	October 2005	December 2005
Peek a CEO of	CBRE	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with concernin of 1211 s	CIT and Stav lease for 130 at 505 Fifth A	CBRE a exchan dispose	CBRE finds 11 begins confiden discussions	CIT signs agre to dispose of s at 1211 in 200	CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 **2005** **2006**

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 41 CIT

June 20
Peek a
CEO of

August
CBRE

October 2004
Interviews with key CIT leaders

January 2005
Begin sale process for CIT stake In Waterside Plaza

January 20
Dublin leas

February 2005
505 Fifth Avenue opportunity identified

April 2005
Disposition completed in Munich

June 200
Meet with concernin of 1211 s

June 2005
CIT and Stav lease for 130 at 505 Fifth A

July 2005
Phoenix – Lease by CIT for 85,000 square feet

August 2005
Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain

August
CBRE a exchan dispose

September 200
CBRE finds 11 begins confiden discussions

October 2005
CIT signs agre to dispose of s at 1211 in 200

December 2005
CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 | 2005 | 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 42 CIT

January 20
Dublin leas

April 2005
Disposition in Munich

May 2005
Disposition in Lyon, France

July 2005
Phoenix – Lease by CIT for 85,000 square feet

January 2005
Begin sale process for CIT stake In Waterside Plaza

August 2005
Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain

June 2(
Peek a CEO of

August
CBRE (

October 2004
Interviews with key CIT leaders

February 2005
505 Fifth Avenue opportunity identified

June 200
Meet with concernin of 1211 s

June 2005
CIT and Stav lease for 130 at 505 Fifth /

August
CBRE a exchang dispose

September 200
CBRE finds 11 \ begins confiden discussions

October 2005
CIT signs agre to dispose of s at 1211 in 200

December 2005
CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 | 2005 | 2006

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 43 CIT

January 20
Dublin leas

April 2005
Disposition in Munich

May 2005
Disposition France

June 2005
Begin due diligence of European real estate assets from Citi Capital acquisition

July 2005
Phoenix – Lease by CIT for 85,000 square feet

January 2005
Begin sale process for CIT stake In Waterside Plaza

August 2005
Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain

June 2
Peek a CEO o

August
CBRE

October 2004
Interviews with key CIT leaders

February 2005
505 Fifth Avenue opportunity identified

June 200
Meet with concernin of 1211 s

June 2005
CIT and Sta lease for 130 at 505 Fifth

August
CBRE a exchan dispose

September 200
CBRE finds 11 begins confiden discussions

October 2005
CIT signs agre to dispose of s at 1211 in 200

December 2005
CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 44 CIT

June 2(— Peek a CEO of

August — CBRE (

October 2004 — Interviews with key CIT leaders

January 2005 — Begin sale process for CIT stake In Waterside Plaza

January 20 — Dublin leas

February 2005 — 505 Fifth Avenue opportunity identified

April 2005 — Disposition in Munich

May 2005 — Disposition France

June 2005 — Begin due diligence of European real estate as from Citi Capital acquisit

June 200 — Meet with concernin of 1211 s

June 2005 — CIT and Stav lease for 130 at 505 Fifth A

July 2005 — Phoenix – Lease by CIT for 85,000 square feet

August 2005 — Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain

August — CBRE a exchan dispose

September 200 — CBRE finds 11 begins confiden discussions

October 2005 — Stockholm

October 2005 — CIT signs agre to dispose of s at 1211 in 200

December 2005 — CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 45 CIT

January 20
Dublin leas

April 2005
Disposition in Munich

May 2005
Disposition France

June 2005
Begin due diligence of European real estate as from Citi Capital acquisit

October 200
Stockholm

October 2005
Milan

July 2005
Phoenix – Lease by CIT for 85,000 square feet

January 2005
Begin sale process for CIT stake In Waterside Plaza

August 2005
Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain

June 2(
Peek a CEO of

August
CBRE (

October 2004
Interviews with key CIT leaders

February 2005
505 Fifth Avenue opportunity identified

June 200
Meet with concernin of 1211 s

June 2005
CIT and Sta lease for 130 at 505 Fifth A

August
CBRE a exchang dispose

September 200
CBRE finds 11 begins confiden discussions

October 2005
CIT signs agre to dispose of s at 1211 in 200

December 2005
CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 | 2005 | 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 46 CIT

January 20	April 2005	May 2005	June 2005	October 200	October 200	December 2005
Dublin leas	Disposition in Munich	Disposition France	Begin due diligence of European real estate as from Citi Capital acquisit	Stockholm	Milan	Space acquisition completed in Amsterdam

July 2005
Phoenix – Lease by CIT for 85,000 square feet

January 2005
Begin sale process for CIT stake In Waterside Plaza

August 2005
Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain

June 2(	August	October 2004	February 2005	June 200	June 2005	August	September 200	October 2005	December 2005
Peek a CEO of	CBRE (	Interviews with key CIT leaders	505 Fifth Avenue opportunity identified	Meet with concernin of 1211 s	CIT and Sta lease for 130 at 505 Fifth A	CBRE a exchan dispose	CBRE finds 11 begins confiden discussions	CIT signs agre to dispose of s at 1211 in 200	CIT and TSP sign lease for 110,000 sf at 11 W 42

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 47 CIT

January 20
Dublin leas ✓

April 2005
Disposition in Munich ✓

May 2005
Disposition France ✓

June 2005
Begin due diligence of European real estate as from Citi Capital acquisit

October 20(
Stockholm ✓

October 20(
Milan ✓

December 2005
Space acquisition completed in Amsterdam ✓

July 2005
Phoenix – Lease by CIT for 85,000 square feet ✓

January 2005
Begin sale process for CIT stake In Waterside Plaza

August 2005
Sale of CIT's interest in Waterside Plaza for $115 million pre-tax gain ✓

June 2(
Peek a CEO of

August
CBRE

October 2004
Interviews with key CIT leaders

February 2005
505 Fifth Avenue opportunity identified

June 200
Meet with concernin of 1211 s

June 2005
CIT and Sta lease for 13(at 505 Fifth ✓

August
CBRE a exchan dispose

September 200
CBRE finds 11 begins confiden discussions

October 2005
CIT signs agre to dispose of s at 1211 in 200 ✓

December 2005
CIT and TSP sign lease for 110,000 sf at 11 W 42 ✓

2004 2005 2006

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 48 CIT

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 49 CIT San Diego, CA Pasadena, CA Westport, CT 2006 / U.S. Assignments Livingston, NJ

CIT
NO
TURNS

100 A Century of Service
1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 50 CIT